UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 24, 2024

Remark Holdings, Inc.

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 S. Commerce Street Las Vegas, NV	89106	702-701-9514
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.08    Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01    Other Events.

Remark Holdings, Inc. (“Remark,” “we,” “us” or “our”) has set the record date for our 2024 annual meeting of stockholders (the “2024 Annual Meeting”) as October 31, 2024 and set the meeting date for the 2024 Annual Meeting as December 16, 2024. We expect to begin delivering and making available the proxy materials for the 2024 Annual Meeting on or about November 15, 2024. Because we were unable to hold an annual meeting during 2023, any previously-disclosed deadlines regarding the submission of stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”, and the rule “Rule 14a-8”), for the 2024 Annual Meeting are no longer applicable. We hereby provide notice of certain revised deadlines for the submission of stockholder proposals in connection with the 2024 Annual Meeting. We determined that November 4, 2024 is a reasonable amount of time, in accordance with Rule 14a-4(c)(1) of the Exchange Act, before we plan to begin printing and mailing our proxy materials. Therefore, for any of our stockholders to submit a proposal for inclusion in our proxy materials for the 2024 Annual Meeting, the stockholder must comply with the requirements set forth in Rule 14a-8, including with respect to the subject matter of the proposal, and must deliver the proposal and all required documentation to our Corporate Secretary at our corporate office at 800 S Commerce St, Las Vegas, NV, 89178, no later than November 4, 2024. The public announcement of an adjournment or postponement of the date of the 2024 Annual Meeting will not commence a new time period (or extend any time period) for submitting a proposal pursuant to Rule 14a-8. Any such proposal must also meet the requirements set forth in our amended and restated bylaws, as amended (the “Bylaws”).

In addition, any of our stockholders who wish to bring director nominations or other proposals before the 2024 Annual Meeting without seeking to have such nominations or proposals included in the proxy materials pursuant to Rule 14a-8, must still ensure that any such proposal meet the requirements set forth in our Bylaws and that our Corporate Secretary receives written notice of such proposal at the address specified above no later than the close of business on November 4, 2024, which is at least 10 days after the filing of this Current Report on Form 8-K announcing the date of the 2024 Annual Meeting.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by November 4, 2024, which is at least 10 days after the filing of this Current Report on Form 8-K announcing the date of the 2024 Annual Meeting.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remark Holdings, Inc.

Date:	October 24, 2024	By:	/s/ Kai-Shing Tao
		Name:	Kai-Shing Tao
		Title:	Chief Executive Officer